                                                                  EXHIBIT 10.28

                                                                  EXECUTION COPY

                                            FIFTH AMENDMENT dated as of
                                    September 30, 1999 (this "Fifth Amendment"), to the Amended and Restated Credit Agreement dated as of October 15, 1997, (as amended by the First Amendment dated as of June 26, 1998, the Second Amendment dated as of November 13, 1998, the Third Amendment dated as of March 31, 1999 and the Fourth Amendment dated as of April 30, 1999 and the Amended and Restated Credit Agreement as so amended being referred to herein as the "Credit Agreement"), among Firearms Training Systems, Inc., as Parent (the "Parent"), FATS, Inc., as Borrower (the "Borrower"), the lenders listed on the signature pages thereto (the "Lenders"), Bank of America, N.A., as Agent, (in such capacity, the "Agent"), Swingline Lender and Issuing Bank.

         The parties hereto have agreed, subject to the terms and conditions hereof, to further amend the Credit Agreement as provided herein.

         Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement (the Credit Agreement, as amended by, and together with, this Fifth Amendment, and as hereinafter amended, modified, extended or restated from time to time, being called the "Amended Agreement").

         Accordingly, the parties hereto hereby agree as follows:

         SECTION 1.01. Amendment to Section 1.01. Subsection (b) of the definition of "Applicable Eurodollar Margin" is hereby amended by deleting the following:

                  ", (ii) for any day during the period commencing the Second Amendment Effective Date, and ending September 30, 1999, 4.00% and (iii) on any other day, 3.25%."

and inserting the following in lieu thereof:

                  "and (ii) on any other day, 4.00%."

         SECTION 1.02 Amendment to Section 2.12 (a). Section 2.12(a) of the Credit Agreement is hereby amended by (a) inserting the following after the phrase "consisting of 18 consecutive quarterly installments due on the last day of March, June, September and December of each year," in Section 2.12(a)(i):

                      "except with respect to the installment due at the end of the third quarter, 1999, which shall be due as set forth below in Section 2.12(a)(ii),"

                  (b) The chart in Section 2.12(a)(ii) is hereby amended by deleting "September 30, 1999" and inserting "November 30, 1999" in lieu thereof.

         SECTION 1.03. Forebearance. The Lenders have agreed to forebear exercising their rights and remedies, which rights and remedies may arise as a result of an Event of Default under the provisions of Section 7(c) of the Credit Agreement with respect to Section 6.15 of the Credit Agreement (the "Financial Covenants") (any such prospective Event of Default, a "Financial Covenants Default"), against assets of the Borrower and its Subsidiaries that, pursuant to the terms of the Loan Documents, secure the Obligations of the Borrower to the Agent and the Lenders under the Credit Agreement and the other Loan Documents until November 30, 1999 (the period from the Fifth Amendment Effective Date (as defined below) to November 30, 1999 is hereafter referred to as the "Forbearance Period") in order to give the Borrower the opportunity to negotiate in good faith with the Lenders to achieve a modification of the Financial Covenants or a waiver of any Financial Covenants Default or other arrangement, in any case satisfactory to the Lenders in their sole discretion. It is understood that no Letters of Credit shall be issued under the Credit Agreement during the Forbearance Period. Nothing in this Section 1.03 shall imply any waiver or release by the Agent or the Lenders of any rights or remedies to which they are entitled under the Credit Agreement or other Loan Documents, or of the benefit of any other terms and conditions of the Credit Agreement or other Loan Documents other than as expressly set forth in this Section 1.03 during the Forbearance Period. If as of November 30, 1999, each Financial Covenants Default, if any, has not been waived in accordance with the Credit Agreement or the Financial Covenants have not been modified to the satisfaction of Lenders in their sole discretion, the Forbearance Period shall terminate, and the Lenders may exercise all of their rights and remedies under the Credit Agreement and other Loan Documents.

         SECTION 1.04. Representations and Warranties. The Borrower hereby represents and warrants to the Agents and the Lenders, as follows:

                  (a) The representations and warranties set forth in Article III of the Amended Agreement, and in each other Loan Document, including any Schedules thereto, are true and correct in all material respects on and as of the date hereof and on and as of the Fifth Amendment Effective Date (as defined below) with the same effect as if made on and as of the date hereof or the Fifth Amendment Effective Date, as the case may be, except to the extent such representations and warranties expressly relate solely to an earlier date.

                  (b) Each of the Borrower and the other Loan Parties is in compliance with all the terms and conditions of the Amended Agreement and the other Loan Documents on its part to be observed or performed including, without limitation, the obligation to pay all principal and interest due on and prior to the date hereof and no Default or Event of Default has occurred or is continuing under the Amended Agreement, other than the Defaults or Events of Default described in Section 1.03 hereof.

                  (c) The execution, delivery and performance by the Borrower of this Fifth Amendment have been duly authorized by the Borrower.

                  (d) This Fifth Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance, voidable preference or similar laws and the application of equitable principles generally.

                  (e) The execution, delivery and performance by the Borrower of this Fifth Amendment (i) does not conflict with or violate (A) any provision of law, statute, rule or regulation, or of the articles of incorporation or by-laws of the Borrower, (B) any order of any Governmental Authority or (C) any provision of any indenture, agreement or other instrument to which the Borrower is a party or by which it or any of its property may be bound and (ii) does not require any consents under, result in a breach of or constitute (alone or with notice or lapse of time or both) a default or give rise to increased, additional, accelerated or guaranteed rights of any person under any such indenture, agreement or instrument.

         SECTION 1.05. Effectiveness. This Fifth Amendment shall become effective only upon satisfaction of the following conditions precedent (the first date upon which each such condition has been satisfied being herein called the "Fifth Amendment Effective Date"):

                  (a) The Agent shall have received duly executed counterparts of this Fifth Amendment which, when taken together, bear the authorized signatures of the Parent, the Borrower and all the Lenders.

                  (b) The Lenders shall be satisfied that the representations and warranties set forth in Section 1.04 hereof are true and correct on and as of the Fifth Amendment Effective Date.

                  (c) There shall not be any action pending or any judgment, order or decree in effect which, in the judgment of the Lenders or their counsel, is likely to restrain, prevent or impose materially adverse conditions upon performance by the Borrower or any other Loan Party of its obligations under the Loan Documents.

                  (d) The Lenders shall have received such other documents, legal opinions, instruments and certificates as they shall reasonably request and such other documents, legal opinions, instruments and certificates shall be satisfactory in form and substance to the Lenders and their counsel. All corporate and other proceedings taken or to be taken in connection with this Fifth Amendment and all documents incidental thereto, whether or not referred to herein, shall be satisfactory in form and substance to the Lenders and their counsel.

                  (e) The Agent shall have received payment of and all fees and expenses set forth in Section 1.07.

         SECTION 1.06. APPLICABLE LAW. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA MAY APPLY.

         SECTION 1.07. Fees and Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Agent and the Lenders in connection with the preparation, negotiation, execution, delivery and enforcement of this Fifth Amendment, including, but not limited to, the reasonable fees and disbursements of counsel.

         SECTION 1.08. Reporting Requirements. The Borrower will provide the Agent, for distribution to the Lenders, with a written bi-weekly status report on its efforts to sell the company, including a list of potential acquirers, offers made to date, pending offers and scheduled meetings relating to such sale, except that to the extent that the Borrower has entered into confidentiality agreements prohibiting it from disclosing to the Lenders the name of the potential acquirer such name may be withheld from the Lenders. Any such confidential information supplied to the Agent and Lenders will be held in confidence by the Agent and the Lenders, except to the extent that the Agent or any Lender is required by any law, regulation, legal process, legal duty or regulatory authority to disclose such confidential information. Nothing in this
Section 1.08 shall imply any waiver or consent to sale of the Borrower or that Lenders will consent to such sale.

         SECTION 1.09. Counterparts. This Fifth Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery by facsimile by any of the parties hereto of an executed counterpart of this Fifth Amendment shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability or binding effect of this Fifth Amendment.

         SECTION 1.10. Credit Agreement. Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agent or the other Secured Parties under the Amended Agreement or any other Loan Document, nor shall they constitute a waiver of any Default or Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Agreement or any other Loan Document. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Amended Agreement specifically referred to by such amendment. Except as expressly amended herein, the Amended Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Amended Agreement, the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto" and words of similar import shall mean, from and after the date hereof, the Amended Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

                               FIREARMS TRAINING SYSTEMS, INC.
                               as Parent

                               By:
                                  -----------------------------------------
                                  Name:
                                  Title:


                               FATS, INC.
                               as Borrower


                               By:
                                  -----------------------------------------
                                  Name:
                                  Title:


                               BANK OF AMERICA, N.A., as Agent, Swingline
                               Lender and Issuing Bank and individually as a Lender


                               By:
                                  -----------------------------------------
                                  Name:
                                  Title:

                               U.S. BANK NATIONAL ASSOCIATION


                               By:
                                  -----------------------------------------
                                  Name:
                                  Title:


                               FIRST SOURCE FINANCIAL LLP, by First Source
                               Financial, Inc., as Agent/Manager

                               By:
                                  -----------------------------------------
                                  Name:
                                  Title:

                               BHF (USA) CAPITAL CORPORATION

                               By:
                                  -----------------------------------------
                                  Name:
                                  Title

                               BANK AUSTRIA CREDITANSTALT
                               CORPORATE  FINANCE, INC. (FKA
                               CREDITANSTALT CORPORATE
                               FINANCE, INC.)

                               By:
                                  -----------------------------------------
                                   Name:
                                   Title:

                               By:
                                  -----------------------------------------
                                   Name:
                                   Title:


AGREED and CONSENTED,
as of the date first above written:

DART INTERNATIONAL, INC.

By:
   -------------------------------
    Name:
    Title:


FIREARMS TRAINING SYSTEMS, INC.

By:
   -------------------------------
    Name:
    Title: